April 2005

*Artist’s Rendition

*Creole Trail LNG L.P. (Cheniere 100%)

*Corpus Christi LNG L.P. (Cheniere 100%)

*Sabine Pass LNG L.P. (Cheniere 100%)

*Freeport LNG L.P.  (Cheniere 30% Limited Partner)

Cheniere Energy, Inc.

Safe Harbor Act Statement Under the Private Securities Litigation Reform Act of
1995: Certain information in this presentation are forward looking statements that are based on management's belief, as well as assumptions made by, and information currently available to management. While the company believes that its expectations are based upon reasonable assumptions, there can be no assurances that the company's financial goals will be realized. Numerous uncertainties and risk factors may affect the company's actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the company. These uncertainties and risk factors include political, economic, environmental and geological issues, including but not limited to, the continued need for additional capital, the competition within the oil and gas industry, the price of oil and gas, currency fluctuations, and other risks detailed from time to time in the company's periodic reports filed with the United States
Securities and Exchange Commission.

Safe Harbor Act

Market Performance

DEC 31
2002

DEC 31
2003

DEC 31
2004

MAR 31
2005

*Percentage increase based on a stock closing price of $1.28 at December 31, 2002 and $64.51 at March 31, 2005.

*

4940%

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

$/Share Closing Price

0%

500%

1000%

1500%

2000%

2500%

3000%

3500%

4000%

4500%

5000%

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

Business Structure

Freeport LNG

30%

Corpus Christi LNG

100%

Sabine Pass LNG

100%

100%

Creole Trail LNG

1

2

$1.7 billion equity market cap1

J&S Cheniere

E&P

Capacity sold out

Majority of financing
provided by
ConocoPhillips

Minimal capital
commitments by Cheniere

Market capitalization based on 26.76 million shares outstanding as of March 31, 2005 and a stock price of $64.62 as of April 13, 2005

Total S.A. has 1.0 Bcf/d of reserved capacity and ChevronTexaco has 0.7 Bcf/d of reserved capacity with the option to reduce to 0.5 Bcf/d by July 1, 2005 or increase to 1.0 Bcf/d by December 1, 2005, leaving current retained capacity of 0.9 Bcf/d

Other Businesses

Marketed capacity sold
out2

$822 million project
financing closed on
February 25, 2005

Marketing capacity

Evaluating financing
strategy

Marketing capacity

Evaluating financing
strategy

Site Selection

100%

Permitting

75%

Financing

37%

TUAs

52%

Arrangements

0%

Long Term            Other

Commercial      Commercial

Arrangements

0%

4 of 4

Sites

3 of 4

Terminals

$1.1 of $3

billion

3.2 of 6.2

Bcf/d

0 of 1

Bcf/d

0 of 4

Bcf/d

Other

Executing the Business Plan

Cheniere LNG Receipt Network

Sabine Pass

Freeport (30%)

Corpus Christi

Creole Trail

    Optionality

    Flexibility

    Reliability

    Liquidity

    Low Cost

4 Deepwater Ports

7 Unloading Docks

12 Storage Tanks
(40 Bcf equivalent)

10 Bcf/d Sendout

Target Gas Demand Corridor
Market Access – 29 Bcf/d

Midwest

Markets

11.8 Bcf/d

Northeast

Markets

5.7 Bcf/d

Southeast

Markets

4.6 Bcf/d

Gulf Coast

Markets

4.9 Bcf/d

Mexican

Markets

1.7 Bcf/d

Source: Cheniere Research

Cheniere LNG

Receipt Network

Cheniere Holds 3 of 4 Permits

4 Onshore applications approved by FERC – 8.2 Bcf/d

7 Onshore applications filed w/ FERC – 7.1 Bcf/d

Outside U.S. for U.S. Markets (Bahamas and Mexico)

FERC Approved

Cameron LNG (TX)

Corpus Christi – (TX)

Freeport LNG (TX)

Sabine Pass – (LA)

Filed with FERC

Calhoun LNG – (TX)

Fall River – (MA)

Golden Pass – (TX)

Ingleside – (TX)

Long Beach – (CA)

Providence – (RI)

Vista del Sol – (TX)

Onshore

Only 2 Onshore Terminals
Now Under Construction

Sabine Pass LNG Construction Site

Freeport LNG Construction Site

        $1,122

TOTAL

        $   822

Project Finance for Sabine Pass

February 2005

        $   300

Equity at $60 per share

December 2004

$ Million

Sources of Funds

Marketing Status

Corpus Christi

2.6 Bcf/d

Freeport

1.5 Bcf/d

Sabine Pass*

2.6 Bcf/d

Creole Trail

3.3 Bcf/d

Contracted

Marketing TUA’s

Other Commercial
Arrangements

1.5

1.7

0.9

1.0

1.6

2.3

1.0

1 ChevronTexaco has 0.7 Bcf/d of reserved capacity with the option to reduce to 0.5 Bcf/d by July 1, 2005 or increase to
    1.0 Bcf/d by December 1, 2005
*Excludes possible expansion to 4.0 Bcf/d

1

$230 + ???

6.2

Total

?

1.0

Marketing

Creole Trail2

Marketing

Marketing

Contracted

Contracted

Contracted

TUA

Status

$0.32

$0.32

Fee
($/MMbtu)

$  15

1.5

Freeport

?

?

$125

$ 90

Calculated

Revenue to Cheniere
($mm)1

1.0

Corpus Christi2

1.0

Sabine Expansion2

1.0

  0.73

Sabine Pass

    Total

    ChevronTexaco

TUA

Capacity

(Bcf/d)

TUA Annual Revenue

1 Revenue calculations are based solely on TUAs and reflect numerous assumptions; Freeport revenues represent the midpoint of currently estimated pre-tax cash distributions of $10—$20 million per year, excluding effects of potential expansion

2 Fixed cash operating expenses for each terminal are estimated to be $25—$30 million per year; Sabine Pass LNG, Corpus Christi LNG and
Creole Trail LNG will also retain 2% of throughput for fuel usage

3 ChevronTexaco has 0.7 Bcf/d of reserved capacity with the option to reduce to 0.5 Bcf/d ($65 million in revenues) by July 1, 2005 or increase to 1.0 Bcf/d ($129 million in revenues) by December 1, 2005

TUA Characteristics

Securing long-term terminal use agreements (TUAs)

Sell approximately one-half of existing and future
regasification capacity under TUAs

TUAs are 20 years or longer

Agreements made with investment grade customers

Take-or-pay contract terms

Provides stable stream of contracted cash flows

DOW

ConocoPhillips

TOTAL

ChevronTexaco

CHENIERE

Investment Grade Anchor Customers

1 ChevronTexaco has 0.7 Bcf/d of reserved capacity with the option to reduce to 0.5 Bcf/d by July 1, 2005 or increase to
1.0 Bcf/d by December 1, 2005

1

Reserved

Capacity

(Bcf/d)

Equity market

Capitalization

($billion)

Credit

ratings

Freeport

0.5

$48

A

-

/ A3

1.0

$80

A

-

/ A3

Sabine Pass

1.0

$149

AA / Aa2

0.7

$120

AA / Aa2

Corpus Christi and Creole Trail

Currently marketing to similarly large investment grade energy companies

Other Commercial Arrangements

Capacity reservation fees indexed to NYMEX prices

Gas purchase and sales indexed to NYMEX prices

Gas purchase and sales based on market area prices

Spot market terminal usage

Current Status

$230 million revenue stream per year secured

$1.1 billion financing completed

Marketing

Sabine Pass Expansion                                                     1.0 Bcf/d

Corpus & Creole TUA’s                                                     2.0 Bcf/d

Other Long-term Commercial                           1.0 Bcf/d
Arrangements

Other marketing arrangements                                1.0 Bcf/d